UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2020

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd., Suite 100 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2020, Stewart Information Services Corporation (the “Company”) issued a press release announcing the departure of Matthew W. Morris, its president.

Mr. Morris and the Company entered into a Voluntary Separation Agreement and Release dated January 15, 2020 (the “Separation Agreement”) consistent with the terms of his Amended and Restated Employment Agreement entered into as of January 1, 2016. The Separation Agreement provides for customary mutual general release of claims, as well as certain confidentiality, non-disclosure, non-solicitation and non-disparagement obligations. Subsequent to standard applicable revocation periods, the Company will pay Mr. Morris (i) a severance payment of $1,230,000.00 less applicable payroll taxes, (ii) a payment equal to $1,230,000.00 reflecting an amount two times Mr. Morris’ target payment amount for fiscal year 2020 under the Company’s Short Term Incentive Plan (the “STI Plan”) and (iii) an amount equal to Mr. Morris’ calculated 2019 STI payment to be determined no later than on or around March 15, 2020. The Separation Agreement also provides (i) that all unvested grants issued pursuant to the Company’s Long Term Incentive Plan will be subject to special pro-rata vesting and (ii) that the Company will continue medical coverage under Mr. Morris’ currently elected medical coverage plan in accordance with the continuation requirements of COBRA for a period of time not to exceed 12 months.

In connection with his departure, the Company also entered into a Professional Services Agreement (the “Consulting Agreement”) that will be effective immediately. Mr. Morris will assist the Company with various transition and consulting services on a part-time basis, for which he will earn a monthly fee of $25,000. The Consulting Agreement is terminable by either party upon 15-day written notice.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued by the Company on January 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: January 15, 2020